UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 16, 2015

Gladstone Investment Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34007	83-0423116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 287-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 16, 2015, Gladstone Investment Corporation (the "Company") issued a press release, filed herewith as Exhibit 99.1, announcing that Julia Ryan was appointed as the Company's Chief Accounting Officer. The appointment is effective immediately.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Gladstone Investment Corporation, dated April 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2015	Gladstone Investment Corporation
	By:	/s/ MELISSA B. MORRISON Melissa B. Morrison Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Gladstone Investment Corporation, dated April 16, 2015.